UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 4, 2022
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.

On May 4, 2022, Tupperware Brands Corporation (the "Company" or the "Registrant") issued an earnings release, as well as supplemental non-GAAP information. A copy of the earnings release is furnished with this Current Report on Form 8-K as Exhibit 99.1, and a copy of the supplemental non-GAAP information is furnished with this Current Report on Form 8-K as Exhibit 99.2. All information in the news release and the supplemental non-GAAP information is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference.

The earnings release and supplemental non-GAAP information furnished with this Current Report on Form 8-K include measures that exclude certain items required to be presented under generally accepted accounting principles (“GAAP”). These measures are not recognized under generally accepted accounting principles (“GAAP”) and are referred to as “non-GAAP financial measures” in Regulation G under the Exchange Act. The Company believes these measures are of interest to investors and facilitate useful period-to-period comparisons of the Company’s financial results, and this information is used by the Company in evaluating internal performance. The non-GAAP measures are reconciled to the most directly comparable GAAP measure in tables at the end of the earnings release and in the supplemental non-GAAP information.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2022, the Company issued a press release announcing the appointment of Mariela Matute as Executive Vice President and Chief Financial Officer, with such appointment to be effective on Ms. Matute's first date of employment (expected to be May 24, 2022).

Ms. Matute, age 45, is currently serving as the Chief Financial Officer at Calavo Growers Inc., a distributor of avocados and processor of fresh foods, where she has been in such role since October 2021. Previously, she spent nearly five years at Amazon.com Inc., most recently as Director of Finance and Chief Financial Officer of Amazon Business from February 2019 until October 2021, and previously as Director of Finance and Operations, from February 2017 until February 2019. Previously, Ms. Matute served as Vice President and Chief Financial Officer of the Americas for Driscoll's Inc. from October 2015 until February 2017. She holds a Bachelor of Science in industrial engineering, with honors (ranked third in graduating class) from the Universidad Catolica Andres Bello in Caracas, Venezuela, and a Master of Business Administration from the University of Michigan.

The material terms of Ms. Matute's employment with the Company are summarized below.

•Base Salary: $500,000;
•Target Bonus %: 70%;
•Annual Long-Term Incentive Award: $800,000;
•Sign-On Equity Award: $600,000, 75% in the form of a three-year cliff-vesting PSU, and 25% in the form of a three-year annual-vesting RSU;
•Pro-Rata Equity Award: $433,000, 75% in the form of a three-year cliff-vesting PSU, and 25% in the form of a three-year annual-vesting RSU;
•Sign-On Bonus: $155,000, subject to continued employment with the Company, to be paid on or around March 2023; and
•Employee Benefits: Participation in employee benefit plans and programs that are made available to similarly situated executives of the Company, including relocation benefits under applicable Company policies.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Tupperware Brands Corporation dated May 4, 2022

99.2	Supplemental non-GAAP information

99.3	Press Release, dated May 4, 2022 Regarding Appointment of Chief Financial Officer
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION
(Registrant)

Date:	May 4, 2022	By:	/s/ Karen M. Sheehan
Karen M. Sheehan
Executive Vice President, Chief Legal Officer & Secretary